Restricted Cash	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Restricted Cash
Restricted Cash
Restricted cash as of December 31, 2019 and 2018 primarily represents debt service reserve accounts that must be maintained as part of the terms and conditions of our 2017 Credit Facility, Citibank/K-Sure Credit Facility, ABN AMRO/K-Sure Credit Facility, and the lease financing arrangements with CMB Financial Leasing Co. Ltd and Bank of Communications Financial Leasing (LR2s). The funds in these accounts will be applied against the principal balance of these facilities upon maturity. These facilities are further described in Note 13. The activity within these accounts (which is adjusted from time to time based on prevailing interest rates) is recorded as financing activities on our consolidated statements of cash flows.